ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                         I.Q. BIOMETRIX CALIFORNIA, INC.

                                       AND

                                 CISYSTEMS, INC.

                                November 12, 2001



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                                TABLE OF CONTENTS
                                   (continued)



                                                            - i -
                                TABLE OF CONTENTS
                                                                            Page

ARTICLE I THE ACQUISITION......................................................1

         1.1      Purchase of Assets...........................................1
         1.2      Consideration................................................1
         1.3      Closing......................................................2

ARTICLE II REPRESENTATIONS AND WARRANTIES OF SELLER............................2

         2.1      Authority;  Consents.........................................2

ARTICLE III REPRESENTATIONS AND WARRANTIES OF BUYER............................3

         3.1      Organization, Standing and Power.............................3
         3.2      Authority;  Consents.........................................3

ARTICLE IV CONDITIONS TO THE ACQUISITION.......................................4

         4.1      Conditions to Obligations of Seller..........................4
         4.2      Conditions to the Obligations of Buyer.......................4

ARTICLE V GENERAL PROVISIONS...................................................5

         5.1      Notices......................................................5
         5.2      Counterparts.................................................5
         5.3      Entire Agreement.............................................6
         5.4      Amendment....................................................6
         5.5      Expenses.....................................................6
         5.6      Severability.................................................6
         5.7      Other Remedies...............................................6
         5.8      Governing Law................................................6
         5.9      Rules of Construction........................................6
         5.10     Facsimile....................................................6

EXHIBITS

Exhibit A.........Form of Common Stock Purchase Agreement
Exhibit B.........Louis A. Falcigno Advisory Agreement


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                                                            - 6 -


                            ASSET PURCHASE AGREEMENT


        This ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into as of November 12, 2001 by and between I.Q. Biometrix California, Inc., a
California corporation ("Buyer"), and CISystems, Inc., a Delaware corporation (the "Seller").

                                    RECITALS

         WHEREAS, the Boards of Directors of each the Seller and Buyer believe it is in the best interests of each company and their respective shareholders that Buyer acquire the assets set forth on Exhibit A (the "Acquisition").

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

ARTICLE I.........

                                 THE ACQUISITION
1.1      Purchase of Assets.
(a) Purchase and Sale of Assets. On the terms and subject to the conditions set forth in this Agreement, Seller will sell, convey, transfer, assign and deliver to Buyer and Buyer will purchase and acquire from Seller on the Closing Date (as defined below), all of Seller's right, title and interest in all the assets of the Seller (the "Assets") free and clear of all liens, pledges, charges, claims, security interests or other encumbrances of any sort (collectively, the "Liens). SELLER EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE ASSETS.
(b) Assumption of Liabilities. Buyer shall not assume any liabilities or obligations of Seller. Without limiting the foregoing, it is expressly agreed that Buyer shall not assume any liabilities for employment, income, sales, property or other taxes incurred or accrued by Seller prior to the Closing Date. Buyer expressly is not assuming any obligations or liabilities, whether accrued, absolute, contingent, matured, unmatured or other, of Seller.
1.2 Consideration. Subject to the conditions set forth in this Agreement, at the Closing (as defined below), as full payment for the transfer of the Assets by Seller to Buyer, Buyer shall (i) execute and deliver the Common Stock Purchase Agreement in substantially the form attached hereto as Exhibit A, (the "Stock Purchase Agreement") and issue to Seller or its designee fully-paid, nonassessable shares of Common Stock of the Company as called for by the Stock Purchase Agreement; and (ii) execute and deliver the Louis A. Falcigno Advisory Agreement in substantially the form attached hereto as Exhibit B (the "Falcigno Agreement").

         Closing.
(a) Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall be held at the offices of I.Q. Biometrix California, Inc., 2555 Clovis Ave., Suite E, Clovis, California 93612 on November 12, 2001 or at such other date, time and place upon which Buyer and Seller shall agree (the " Closing Date").
    ----
(b)      Delivery.  At the Closing:
         --------
(i) Buyer and Seller shall deliver or cause to be delivered to one another the Stock Purchase Agreement and the Falcigno Advisory Agreement. (ii) Buyer will deliver or cause to be delivered to Seller a certificate or certificates, registered in the name of Seller or its designee, representing the number of shares of Common Stock of Buyer as required by the terms of the Common Stock Purchase Agreement; and (iii) Seller and Buyer shall deliver or cause to be delivered to one another such other instruments and documents necessary or appropriate to evidence the due execution, delivery and performance of this Agreement and the other Agreements referred to above.
(c) Taking of Necessary Action; Further Action. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Buyer with full right, title and possession to the Assets, the officers and directors of Seller are fully authorized in the name Seller or otherwise to take, and will take, all such lawful and necessary and/or desirable action.
ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as follows:
2.1 Authority; Consents. Seller has all requisite corporate power and authority to enter into this Agreement and to which they are a party and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including the exhibits to the Agreement) have been duly authorized by all necessary corporate action on the part of Seller and no further action is required on the part of Seller to authorize the Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable against each party in accordance with its terms, except as such enforceability may be limited by bankruptcy and similar laws and general principles of equity. The execution and delivery of this Agreement by Seller does not, and, as of the Closing, the consummation of the transactions contemplated hereby (including the exhibits to the Agreement) will not, materially conflict with, or result in any material violation of, or material default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under (i) any provision of the Certificate of Incorporation or Bylaws of Seller or (ii) any mortgage, indenture, material lease, material contract or other material agreement or other instrument, permit, concession, franchise, material license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or their respective properties or assets. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or Commission having jurisdiction over Seller ("Governmental Entity") or any third party, is required by or with respect to Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.
ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as follows:
3.1 Organization, Standing and Power. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Buyer has all corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the ability of it to consummate the transactions contemplated hereby.
3.2 Authority; Consents. Buyer has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including the exhibits to the Agreement) have been duly authorized by all necessary corporate action on the part of Buyer and no further action is required on the part of the Buyer to authorize the Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy or similar laws and general principles of equity. The execution and delivery of this Agreement by Buyer does not, and, as of the Closing, the consummation of the transactions contemplated hereby (including the exhibits to the Agreement) will not, materially conflict with, or result in any material violation of, or material default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under (i) any provision of the Certificate of Incorporation or Bylaws of the Buyer or (ii) any mortgage, indenture, material lease, material contract or other material agreement or other instrument, permit, concession, franchise, material license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer or its properties or assets. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or Commission having jurisdiction over Buyer is required by or with respect to Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (including the exhibits to the Agreement).
ARTICLE IV

                          CONDITIONS TO THE ACQUISITION
4.1 Conditions to Obligations of Seller. The obligations of Seller to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Seller:
(a) Representations, Warranties and Covenants. The representations and warranties of Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such time and Buyer shall have performed and complied with all covenants, obligations and conditions of this Agreement in all material respects required to be performed and complied with by it as of the Closing Date.
(b) Delivery. The Buyer shall have executed and delivered to Seller all documents and instruments specified in Section 1.3.
(c) Legal Matters. All material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby shall have been approved by counsel to the Seller.
4.2 Conditions to the Obligations of Buyer. The obligations of Buyer to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by
Buyer:
    (a) Representations, Warranties and Covenants. The representations and warranties of Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such time and Seller shall have performed and complied with all covenants, obligations and conditions of this Agreement in all material respects required to be performed and complied with by it as of the Closing Date.

(b) Delivery. The Seller shall have executed and delivered to Buyer all documents and instruments specified in Section 1.3.

(c) Legal Matters. All material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby shall have been approved by counsel to the Buyer.

ARTICLE V

                               GENERAL PROVISIONS
5.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via telecopy (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (a) if to Buyer, to:

                           I.Q. Biometrix California
                           255 Clovis Ave., Suite E
                           Clovis, California 93612
                           Attention:  Pierre Cote
                           Telephone No.:  (559) 347-6603

                           with a copy to:

                           Case M. Lawrence
                           6729 N. Palm Ave., #200
                           Fresno, California 93704
                           Telephone No.:  (559) 490-6448
(b)      if to Seller, to:

                           CISystems, Inc.
                           10600 De Anza Blvd, #250
                           Cupertino, California 95014
                           Attn: Eric A. McAfee
                           Telephone No.:  (408) 873-0620
5.2 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.
5.3 Entire Agreement. This Agreement and the exhibits hereto: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder, unless expressly provided otherwise; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided. 5.4 Amendment. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.
5.5 Expenses. Whether or not the Acquisition is consummated, all fees and expenses incurred in connection with the Acquisition shall be the obligation of the respective party incurring such fees and expenses. 5.6 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
5.7 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.
5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
5.9 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
5.10     Facsimile.  This Agreement may be executed via facsimile.
         ---------



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         IN WITNESS WHEREOF, Buyer and Seller have caused this Agreement to be signed by their duly authorized respective officers, all as of the date first written above.

      BUYER:                          I.Q. BIOMETRIX CALIFORNIA, INC.


                                      By:
                                     -------------------------------------------


                                      Name:   Sylvie Lariviere


                                     Title:     Executive Vice President


         SELLER:                                   CISYSTEMS, INC.


                                                   By:
                                                      -----------------------


                                                   Name: Eric A. McAfee


                                 Title: Chairman



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                                    EXHIBIT A

                         COMMON STOCK PURCHASE AGREEMENT



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                                    EXHIBIT B

                      Louis A. Falcigno Advisory Agreement

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